Third Quarter 2021 Business Review November 3, 2021 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent Kadant’s expectations as of November 3, 2021. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the fiscal year ended January 2, 2021 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to the impact of the COVID-19 pandemic on our operating and financial results; adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; health epidemics; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; price increases or shortages of raw materials; competition; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; substitution of an alternative index for LIBOR; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted diluted EPS (earnings per share), adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our third quarter earnings press release issued November 2, 2021, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision- making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

BUSINESS REVIEW Jeffrey L. Powell, President & CEO 4KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

Operational Highlights • Robust demand across all segments led to record bookings and revenue • Capital project activity and aftermarket parts demand remained strong despite the Delta variant and supply chain headwinds • Completed the acquisitions of Clouth and Balemaster • Acquired a manufacturing facility in India at beginning of Q4 specializing in stock preparation equipment used for packaging, paper, and tissue production 5KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

Q3 2021 Performance 6 Q3 21 Q3 20 Change Revenue $199.8 $154.6 +29.2% Net Income $20.5 $14.9 +37.8% Adjusted EBITDA* $40.9 $30.0 +36.3% Adjusted EBITDA Margin* 20.5% 19.4% +110 bps Diluted EPS $1.75 $1.28 +36.7% Adjusted Diluted EPS* $1.97 $1.31 +50.4% Operating Cash Flow $37.9 $24.4 +55.5% Free Cash Flow* $34.6 $22.6 +53.1% Bookings $244.7 $143.3 +70.7% HIGHLIGHTS • Record revenue and bookings performance; record aftermarket parts revenue in Q3 • Aftermarket parts and consumables revenue was up 28% and made up 66% of Q3 revenue • Strong adjusted EBITDA margin* across all operating segments ($ in millions, except per share amounts) KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

$49.6 $61.9 $76.0 $71.8 $76.7 3Q20 4Q20 1Q21 2Q21 3Q21 Flow Control 7 $ in millions Q3 21 Q3 20 Change Revenue $76.3 $56.8 +34.2% Bookings $76.7 $49.6 +54.5% Adjusted EBITDA* $22.2 $15.6 +42.1% Adjusted EBITDA Margin* 29.1% 27.5% +160 bps HIGHLIGHTS • Record revenue and bookings performance benefited from continuing strong demand from end markets • Parts and consumables revenue made up 72% of total Q3 revenue • Improved operating leverage led to record adjusted EBITDA* ($ in millions) KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. BOOKINGS

$59.9 $94.8 $86.6 $101.9 $118.9 3Q20 4Q20 1Q21 2Q21 3Q21 Industrial Processing 8 $ in millions Q3 21 Q3 20 Change Revenue $81.6 $62.1 +31.5% Bookings $118.9 $59.9 +98.5% Adjusted EBITDA* $19.5 $15.7 +23.6% Adjusted EBITDA Margin* 23.9% 25.4% -150 bps HIGHLIGHTS • Strong capital project activity and aftermarket parts led to record bookings in Q3 • Demand across all product lines remained strong throughout Q3 • Decline in adjusted EBITDA margin* due to employee retention benefits in prior period BOOKINGS ($ in millions) KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

$33.8 $39.9 $41.9 $39.4 $49.1 3Q20 4Q20 1Q21 2Q21 3Q21 Material Handling 9 $ in millions Q3 21 Q3 20 Change Revenue $41.9 $35.7 +17.4% Bookings $49.1 $33.8 +45.2% Adjusted EBITDA* $7.2 $5.7 +26.2% Adjusted EBITDA Margin* 17.1% 15.9% +120 bps HIGHLIGHTS • Strong capital project activity led to record bookings in Q3 • Aftermarket parts made up 59% of total Q3 revenue • Solid execution in our baling business contributed to adjusted EBITDA margin* improvement BOOKINGS ($ in millions) KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

Business Outlook • Demand expected to remain strong for the remainder of 2021 • Supply chain constraints and inflationary pressures continue to be a challenge • Delays in shipments and timing of capital orders leading to shifts in revenue recognition • Record backlog positions us well for the remainder of the year 10KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

FINANCIAL REVIEW Michael J. McKenney, EVP & CFO KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 11

Q3 2021 Financial Performance Q3 21 Q3 20 Gross Margin 41.9% 44.2% SG&A % of Revenue 26.2% 28.4% Operating Income $28.7 $21.3 Net Income $20.5 $14.9 Adjusted EBITDA* $40.9 $30.0 Diluted EPS $1.75 $1.28 Adjusted Diluted EPS* $1.97 $1.31 HIGHLIGHTS • Adjusted EBITDA margin* of 20.5% • Operating cash flow of $37.9 million • Free cash flow* of $34.6 million • Net debt of $231 million; leverage ratio1 of 1.69 ($ in millions, except per share amounts) KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 12

$22.6 $38.1 $16.8 $42.3 $34.6 3Q20 4Q20 1Q21 2Q21 3Q21 FREE CASH FLOW* OPERATING CASH FLOW 19.4% 19.1% 18.0% 21.1% 20.5% 3Q20 4Q20 1Q21 2Q21 3Q21 28.4% 28.1% 28.7% 25.2% 26.2% 3Q20 4Q20 1Q21 2Q21 3Q21 44.2% 44.1% 43.9% 43.6% 41.9% 3Q20 4Q20 1Q21 2Q21 3Q21 Key Consolidated Financial Metrics CASH FLOW $37.9 $24.4 $40.3 GROSS MARGIN $44.4($ in millions) SG&A ADJUSTED EBITDA MARGIN* $19.1 (as a % of revenue) KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 13

3Q20 to 3Q21 Adjusted Diluted EPS* KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 14 $1.31 $0.90 $0.09 $0.05 ($0.21) ($0.15) ($0.01) ($0.01) $1.97 3Q20 ADJ EPS* 3Q21 ADJ EPS* REVENUE ACQUISTIONS INTEREST EXPENSE OPERATING EXPENSE GOV’T PROGRAMS CHANGE IN SHARES NON- CONTROLLING INTEREST

Key Liquidity Metrics $ in millions Q3 21 Q2 21 Q3 20 Cash, cash equivalents, and restricted cash $83.7 $158.1 $56.2 Debt $309.4 $268.7 $255.0 Lease obligations $5.1 $5.0 $5.6 Net Debt $230.8 $115.6 $204.4 Leverage ratio1 1.69 1.71 1.88 Working capital % LTM revenue2 13.5% 12.7% 15.6% Cash conversion days3 113 109 140 • Net debt increased 13% from Q3 2020 • Our liquidity remains solid with $370 million in borrowing capacity • Approximately $105 million under our revolving credit facility; an additional uncommitted $150 million • Up to $115 million through our note purchase agreement KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 15

Financial Outlook for 2021 16KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. • FY 2021 revenue of $778 to $783 million • Q4 2021 revenue of $210 to $215 million • Q4 2021 gross margin of 42.0% • Q4 2021 SG&A of $55 to $56 million • Q4 2021 tax rate of 27% to 28%

Questions & Answers To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 947 6904. Please mute the audio on your computer. KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 17

2021 Key Priorities 18 MEET OUR CUSTOMERS’ NEEDS ACCELERATE OUR REVENUE GROWTH MAINTAIN STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED.

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com November 3, 2021

APPENDIX Third Quarter 2021 Business Review KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 20

Adjusted Diluted EPS Reconciliation Q3 21 Q3 20 Diluted EPS, as reported $1.75 $1.28 Restructuring Costs, Net of Tax - 0.03 Acquisition Costs, Net of Tax 0.05 0.01 Acquired Backlog Amortization, Net of Tax 0.04 0.02 Acquired Profit in Inventory, Net of Tax 0.13 - Discrete Tax Items - (0.03) Adjusted Diluted EPS* $1.97 $1.31 Free Cash Flow Reconciliation $ in thousands Q3 21 Q3 20 Operating Cash Flow $37,932 $24,393 Less Capital Expenditures 3,370 1,822 Free Cash Flow* $34,562 $22,571 Adjusted diluted EPS (earnings per share) is a non-GAAP financial measure. Free cash flow is a non-GAAP financial measure. KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 21

Adjusted EBITDA Reconciliation Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA in a given period by revenue in the same period. $ in thousands Q3 21 Q3 20 Net Income Attributable to Kadant $20,461 $14,851 Net Income Attributable to Noncontrolling Interest 237 129 Provision for Income Taxes 6,742 4,705 Interest Expense, Net 1,265 1,618 Other Expense, Net 23 32 Restructuring Costs - 470 Acquisition Costs 718 78 Acquired Backlog Amortization 604 331 Acquired Profit in Inventory 2,216 - Depreciation and Amortization 8,591 7,755 Adjusted EBITDA* $40,857 $29,969 Adjusted EBITDA Margin* 20.5% 19.4% KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 22

Revenue by Customer Location $ in thousands Q3 21 Q3 20 Change Change Excl. Acquisitions and FX* North America $105,384 $87,366 $18,018 $12,386 Europe 58,813 38,951 19,862 12,794 Asia 25,504 18,847 6,657 2,736 Rest of World 10,088 9,446 642 (93) TOTAL $199,789 $154,610 $45,179 $27,823 KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 23 $ in thousands YTD Q3 21 YTD Q3 20 Change Change Excl. Acquisitions and FX* North America $307,243 $269,907 $37,336 $27,029 Europe 159,281 112,881 46,400 30,002 Asia 72,046 50,992 21,054 13,312 Rest of World 29,493 32,817 (3,324) (4,328) TOTAL $568,063 $466,597 $101,466 $66,015

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-9 is calculated using actual numbers reported in our press release dated November 2, 2021. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $30 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI 3Q21 BUSINESS REVIEW–NOVEMBER 2021 | © 2021 KADANT INC. ALL RIGHTS RESERVED. 24